UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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SINO CLEAN ENERGY INC.

(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SINO CLEAN ENERGY INC.
Room 1605, Suite B, Zhengxin Building,
No. 5, Gaoxin 1st Road, Gaoxin District
Xi’an City, Shaanxi Province,
People’s Republic of China 710075
Telephone (8629) 8406-7376
Facsimile (8629) 8406-7375

August 14, 2009

Dear Shareholders:

You are cordially invited to attend the annual meeting of shareholders of Sino Clean Energy Inc. (the “Company”) to be held at 10:00 a.m., Xi’an City time, on Monday, September 21, 2009, at the Company’s Offices at Room 1605, Suite B, Zhengxin Building, No. 5, Gaoxin 1st Road, Gaoxin District, Xi’an City, Shaanxi Province, People’s Republic of China 710075, for the following purposes, as more fully described in the accompanying Proxy Statement:

1.	To elect a Board of six (6) directors to serve until the 2010 annual meeting of shareholders or until their successors are duly elected and qualified.

2.	To ratify the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the Company’s 2009 fiscal year.

3.	To approve an amendment of the articles of incorporation that increases the number of authorized shares of our common stock from 200,000,000 shares to 300,000,000 shares.

4.	To transact such other business as may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

We sincerely hope that you will be able to attend our annual meeting of shareholders.  However, whether or not you plan to attend, please sign, date, and promptly return the enclosed proxy by mail.  Returning the proxy card will ensure that your shares are represented at the meeting, but does not deprive you of your right to attend the meeting and to vote your shares in person.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in Sino Clean Energy Inc.

Very truly yours,

By:	/s/ Baowen Ren
Baowen Ren Chief Executive Officer (Principal Executive Officer)

SINO CLEAN ENERGY INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
SEPTEMBER 21, 2009

To our Shareholders:

The annual meeting of shareholders of Sino Clean Energy Inc. will be held at 10:00 a.m. (Xi’an City time) on Monday, September 21, 2009, at the Company’s Offices at Room 1605, Suite B, Zhengxin Building, No. 5, Gaoxin 1st Road, Gaoxin District, Xi’an City, Shaanxi Province, People’s Republic of China 710075, for the following purposes:

1.	To elect a Board of six (6) directors to serve until the 2010 annual meeting of shareholders or until their successors are duly elected and qualified.

2.	To ratify the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the Company’s 2009 fiscal year.

3.	To approve an amendment of the articles of incorporation that increases the number of authorized shares of our common stock from 200,000,000 shares to 300,000,000 shares.

4.	To transact such other business as may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

Only shareholders of record at the close of business on August 10, 2009 are entitled to notice of, and to vote at, the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Baowen Ren
Baowen Ren Chairman and Chief Executive Officer

Xi’an City, China
August 14, 2009

IMPORTANT

Whether or not you plan to attend the meeting, please sign, date, and return promptly the enclosed proxy, either in the enclosed envelope, which requires no postage if mailed in the United States.

Promptly signing, dating, and returning the proxy will save the Company the additional expense of further solicitation.

SINO CLEAN ENERGY INC.
Room 1605, Suite B, Zhengxin Building,
No. 5, Gaoxin 1st Road, Gaoxin District
Xi’an City, Shaanxi Province,
People’s Republic of China 710075
Telephone (8629) 8406-7376
Facsimile (8629) 8406-7375

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 21, 2009

August 14, 2009

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of Sino Clean Energy Inc., a Nevada corporation (the “Company”), for use at the annual meeting of shareholders to be held on September 21, 2009, at 10 a.m. (local time), or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting. The annual meeting will be held at the Company’s principal executive offices located at Room 1605, Suite B, Zhengxin Building, No. 5, Gaoxin 1st Road, Gaoxin District, Xi’an City, Shanxi Province, People’s Republic of China 710075.  The Company intends to mail this proxy statement and accompanying proxy card on or about August 17, 2009 to all shareholders entitled to vote at the annual meeting.

ABOUT THE MEETING

Why did I receive this proxy statement?

You received this proxy statement because you held shares of the Company’s common stock on August 10, 2009 (the “Record Date”) and are entitled to vote at the annual meeting. The Board of Directors is soliciting your proxy to vote at the meeting.

What am I voting on?

You are being asked to vote on three items:

1.	To elect a Board of six (6) directors to serve until the 2010 annual meeting of shareholders or until their successors are duly elected and qualified. (see page 6).

2.	The ratify the appointment of Weinberg & Company, P.A. as the Company's independent registered public accounting firm for the 2009 fiscal year (see page 10).

3.	To approve an amendment of the articles of incorporation that increases the number of authorized shares of our common stock from 200,000,000 shares to 300,000,000 shares (see page 12).

How do I vote?

Shareholders of Record

If you are a shareholder of record, there are two ways to vote:

1.	By completing and returning your proxy card in the postage-paid envelope provided by the Company; or

2.	By voting in person at the meeting.

Street Name Holders

Shares that are held in a brokerage account in the name of the broker are said to be held in “street name.”

If your shares are held in street name, you should follow the voting instructions provided by your broker. You may complete and return a voting instruction card to your broker, or, in many cases, your broker may also allow you to vote via the telephone or internet. Check your proxy card for more information. If you hold your shares in street name and wish to vote at the meeting, you must obtain a legal proxy from your broker and bring that proxy to the meeting.

Regardless of how your shares are registered, if you complete and properly sign the accompanying proxy card and return it to the address indicated, it will be voted as you direct.

What are the voting recommendations of the Board of Directors?

The Board of Directors recommends that you vote in the following manner:

1.	FOR each of the persons nominated by the Board of Directors to serve as directors.

2.	FOR the ratification of the appointment of Weinberg & Company, P.A. as the Company's independent registered public accounting firm for the 2009 fiscal year.

3.	FOR the approval of the amendment of the articles of incorporation that increases the number of authorized shares of our common stock from 200,000,000 shares to 300,000,000 shares.

Unless you give contrary instructions on your proxy card, the persons named as proxies will vote your shares in accordance with the recommendations of the Board of Directors.

Will any other matters be voted on?

We do not know of any other matters that will be brought before the shareholders for a vote at the annual meeting. If any other matter is properly brought before the meeting, your signed proxy card would authorize Mr. Baowen Ren to vote on such matters in his discretion.

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponement or adjournment of the meeting.

How many votes do I have?

For holders of common stock, you will have one vote for each share of the Company’s common stock that you owned on the Record Date.

How many votes can be cast by all shareholders?

The Company had 101,261,786 outstanding shares of common stock on the Record Date, and each of these shares is entitled to one vote.

How many votes must be present to hold the meeting?

The holders of at least a majority of the shares entitled to vote of the Company’s common stock outstanding on the Record Date must be present at the meeting in person or by proxy in order to fulfill the quorum requirement necessary to hold the meeting. This means at least 50,630,894 common shares must be present in person or by proxy.

If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will also be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.

What vote is required to approve each proposal?

The six nominees for directors who receive the most votes will be elected.

The required vote to approve the ratification of the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the 2009 fiscal year is the affirmative vote of a majority of the votes cast, excluding abstentions.

The required vote to approve the amendment of the articles of incorporation that increases the number of authorized shares of our common stock from 200,000,000 shares to 300,000,000 shares is the affirmative vote of a majority of the votes cast, excluding abstentions.

An abstention with respect to these proposals will be counted for the purposes of determining the number of shares entitled to vote that are present in person or by proxy. Accordingly, an abstention will have the effect of a negative vote.

If a broker indicates on the proxy that it does not have discretionary authority to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to the matter.

Can I change my vote?

Yes. You may change your vote by sending in a new proxy card with a later date, or, if you are a shareholder of record, sending written notice of revocation to the Company’s Secretary at the address on the cover of this proxy statement. Also, if you attend the meeting and wish to vote in person, you may request that your previously submitted proxy not be used.

Who can attend the annual meeting?

Any person who was a shareholder of the Company on August 10, 2009 may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the meeting. You will not, however, be able to vote your shares at the meeting without a legal proxy.

What happens if I sign and return the proxy card but do not indicate how to vote on an issue?

If you return a proxy card without indicating your vote, your shares will be voted as follows:

•	FOR each of the nominees for director named in this proxy statement; and

•	FOR ratification of the appointment of Weinberg & Company, P.A. as the Company's independent registered public accounting firm for the 2009 fiscal year.

•	FOR approval of the amendment of the articles of incorporation that increases the number of authorized shares of our common stock from 200,000,000 shares to 300,000,000 shares.

PROPOSAL 1 - ELECTION OF DIRECTORS

Under the Company’s bylaws, the number of directors of the Company is fixed by the Board of Directors and may be increased or decreased by resolution of the Board of Directors. Currently, the Board has fixed the number of directors at six persons.  Six directors are to be elected to our Board of Directors at the annual meeting. The Board’s Nominating Committee recommends that Baowen Ren, Wenjie Zhang, Peng Zhou, Bennet P. Tchaikovsky, Zidong Cao and Yong Li to serve as directors until the 2010 annual meeting, or until each director’s successor is elected and qualified. Each of the nominees has agreed to serve if elected. All of the nominees currently serve on our Board of Directors.

Nominees for Director

Baowen Ren is the Director of Hangson Limited and has been Chairman of the Board of Shaanxi BST since January 2003.  Mr. Ren is a senior economic engineer who graduated from the Business Management Department of Hanzhong Normal University in 1992.  He had been the president of Shaanxi Lanchao Group Clothe Group Co. Ltd. from January 2001 to December 2002 and had been conferred honorable titles of “Pacemaker in the New Long March”, “Shaanxi Outstanding Young Entrepreneur”, “Shaanxi Top 100 Entrepreneur”, and “National Model Township Entrepreneur of Ministry of Agriculture”.  Under his leadership, Suo’ang BST has convened a batch of excellent management personnel for products technology development, market strategy and sales, and capital operations for the expansion and development of our CWM business.

Wenjie Zhang has been the General Manager of Hanzhong Minsheng Guomao Department Store since January 2004. Mr. Zhang graduated with a degree in administration from the Xi’an Science Institution in 1995. From January 2001 until December 2003, Mr. Zhang was the Sales Manager at Shaanxi Jingyi Wood Group Company. Mr. Zhang is the chairman of our compensation and nominating committees, and a member of our audit committee.

Peng Zhou is the General Manager of Suo’ang BST. Mr. Zhou is an accountant who graduated from the Statistics Department of Shaanxi Institute of Finance in 1992. Mr. Zhou started at Suo’ang BST as a Project Manager in May 2002 and was promoted to his current position as General Manager in May 2005. Mr. Zhou has also been engaged in industries such as finance, media, foreign trade, real estate and had held the posts of manager of credit department, editor, financial supervisor, and deputy manager. From June 1997 until March 2002, Mr. Zhou was the Vice President of Hanzhong Ruisen Real Estate Company. Mr. Zhou was also in charge of compiling and reporting work for a number of projects such as Industrial Park Project of 3,000-thousand Sets of Clothes, New Construction Material Project-Shale Brick Manufacturing Demonstration Base with Annual Output of 6000-Thousand Pieces, and Erlang Dam Downstream Hydropower Station Cascade Development Project.

Bennet P. Tchaikovsky joined our Company on December 15, 2008 and is the chairman of our audit committee and member of our compensation and nominating committees. Mr. Tchaikovsky is presently the Chief Financial Officer of Skystar Bio-Pharmaceutical Company. He is also currently serving on the board of directors of Ever-Glory International Group, Inc., as chairman of the audit committee and member of the compensation committee. From July 2004 through October 2007, Mr. Tchaikovsky served as the chief financial officer of Innovative Card Technologies, Inc. Mr. Tchaikovsky acted as a consultant to Innovative Card Technologies from November 2007 until July 2008. From January 2003 through November 2003, Mr. Tchaikovsky served as the Vice President, Finance of TJR Industries, Inc. From December 2000 through June 2002, Mr. Tchaikovsky served as Interim Chief Financial Officer and Chief Financial Officer of Digital Lava, Inc. Mr. Tchaikovsky is a licensed Certified Public Accountant and an inactive member of the California State Bar. He received a B.A. in Business Economics from the University of California at Santa Barbara, and a J.D. from Southwestern University School of Law.

Zidong Cao joined our Company on December 15, 2008 and is a member of our audit committee. Dr. Cao is a scientist with substantial knowledge of the coal and related industries in China. He is presently the Assistant Dean of the School of Energy & Power Engineering and Associate Director of the Research Center on Environmental Science & Engineering at Xi’an Jiaotong University (the “University”). Dr. Cao was previously the Director of the University’s Boiler Laboratory and the Boiler Teaching & Research Office. He is a member of the National Committee of Boiler Standardization and is the Vice Chairman of the Xi’an Association of Thermal Energy & Dynamics. Dr. Cao is a graduate of the University’s School of Energy and Power Engineering, focusing on boiler research.

Yong Li joined our Company on March 3, 2009 and is a member of our compensation and nominating committees. Mr. Li is a partner at Investwide LLC and Investwide Capital LLC since January 2005, where he oversees investment strategies. He is also in charge of risk management of Midway Group LP as its Managing Director, and has been with the firm since March 2003. Mr. Li graduated from China’s Sichuan University in 1987 with a B.S. in computer science. He also received a M.S. in mathematics and computer science in 1989 and a Ph.D. in computer science/operations research in 1992 from Pennsylvania State University.

The Board of Directors and Its Committees

Our Board of Directors currently consists of six members. Our bylaws provide that our directors will hold office until the annual meeting of shareholders or until their successors have been elected and qualified. Our Board of Directors is responsible for the business and affairs of the Company and considers various matters that require its approval. During the fiscal year ended December 31, 2008, the Board did not meet but took action by unanimous written consent five (5) times.

There are three committees of the Board of Directors — the Audit Committee, the Compensation Committee, and the Nominating Committee. The Board created the three committees and adopted charters for all of such committees on December 15, 2008. The Board has determined that, in its judgment as of the date of this Proxy Statement, Bennet P. Tchaikovsky, Wenjie Zhang, Zidong Cao and Yong Li are independent directors within the meaning of Nasdaq Listing Rule 5605(a)(2). Accordingly, all of the members of the Audit Committee are independent within the meaning of Nasdaq Listing Rule 5605(a)(2).

Attendance of Directors at Shareholder Meetings

All of the Company’s directors are expected to attend the 2009 annual meeting of shareholders, either in person or by teleconference; however, it is understood that special circumstances may prevent a director from attending.

Audit Committee

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee assists Board oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of the Company’s internal audit function and independent auditor, and prepares the report that the Securities and Exchange Commission requires to be included in the Company’s annual proxy statement. The current members of the Audit Committee are Bennet P. Tchaikovsky, Wenjie Zhang and Zidong Cao, and Mr. Tchaikovsky serves as the Chairman. Since the Audit Committee was established on December 15, 2008, the Audit Committee did not meet and/or take action by unanimous written consent during the fiscal year ended December 31, 2008. The Board has determined that Mr. Tchaikovsky is an “audit committee financial expert” within the meaning of Nasdaq Marketplace Rule 4350(d)(2).

Compensation Committee

The Compensation Committee is responsible for overseeing and, as appropriate, making recommendations to the Board regarding the annual salaries and other compensation of the Company’s executive officers and general employees and other policies, and for providing assistance and recommendations with respect to the compensation policies and practices of the Company. The current members of the Compensation Committee are Bennet P. Tchaikovsky, Wenjie Zhang and Yong Li, and Mr. Zhang serves as the Chairman. Since the Compensation Committee was established on December 15, 2008, the Compensation Committee did not meet or take action by unanimous written consent during the fiscal year ended December 31, 2008.

The Compensation Committee:

•
On an annual basis, without the participation of the Chief Executive Officer, (i) review and approve the corporate goals and objectives with respect to compensation for the Chief Executive Officer, (ii) evaluate the Chief Executive Officer’s performance in light of the established goals and objectives, and (iii) set the Chief Executive Officer’s annual compensation, including salary, bonus, incentive, and equity compensation.

•
On an annual basis, review and approve (i) the evaluation process and compensation structure for the Company’s other senior executives, and (ii) the Chief Executive Officer’s evaluation of the performance and his recommendations concerning the annual compensation, including salary, bonus, incentive, and equity compensation, of other company  executive officers, and (iii) the recruitment, retention, and severance programs for the Company’s senior executives, and (iv) review the compensation structure for the Board.

•	As appropriate, make recommendations to the Board with respect to executive incentive-compensation plans and equity-based compensation.

•	Assist the Board in developing and evaluating potential candidates for senior officer positions, including the Chief Executive Officer, and oversee the development of executive succession plans.

•	Review an annual report on executive compensation for inclusion in the Company’s proxy statement.

The Compensation Committee shall have the authority to obtain advice and seek assistance from internal and external legal, accounting, and other advisors such as consultants and shall determine the extent of funding necessary for the payment of compensation to such persons.

Nominating Committee

The Nominating Committee identifies and evaluates candidates for election to the Company’s Board of Directors. The current members of the Nominating Committee are Bennet P. Tchaikovsky, Wenjie Zhang and Yong Li, and Mr. Zhang serves as the Chairman. Since the Nominating Committee was created on December 15, 2008, the Committee did not meet or take action by unanimous written consent during the fiscal year ended December 31, 2008.

The Nominating Committee selects candidates for director who, in the view of the Nominating Committee and based on all available information and relevant considerations, are most suited for membership on the Board. The process for identifying and evaluating nominees for director is as follows:

•	The Board will evaluate the qualifications and performance of the incumbent directors that desire to continue their service. In particular, as to each such incumbent director, the Board will:

a.	consider if the director continues to satisfy the minimum qualifications for director candidates adopted by the Board;

b.	review the assessments of the performance of the director during the preceding term; and

c.	consider any special facts and circumstances that may lead the Board to believe that a director should not be re-nominated.

If the Board determines that:

a.	an incumbent director consenting to re-nomination continues to be qualified and has satisfactorily performed his or her duties as director during the preceding term; and

b.	there are no reasons, including considerations relating to the composition and functional needs of the Board as a whole, why in the Board’s view the incumbent should not be re-nominated,

the Board will, absent special circumstances, propose the incumbent director for re-election.

•
The Board will identify and evaluate new candidates for election to the Board where there is no qualified and available incumbent, including for the purpose of filling vacancies arising by reason of the resignation, retirement, removal, death or disability of an incumbent director or a decision of the directors to expand the size of the Board.

•
The Board will solicit recommendations for nominees from persons that the Board believes are likely to be familiar with qualified candidates. These persons may include members of the Board and management of the Company. The Board may also determine to engage a professional search firm to assist in identifying qualified candidates.

•	As to each recommended candidate that the Board believes merits consideration, the Board will:

a.
cause to be assembled information concerning the background and qualifications of the candidate, including information concerning the candidate required to be disclosed in the Company's proxy statement under the rules of the SEC and any relationship between the candidate and the person or persons recommending the candidate;

b.	determine if the candidate satisfies the minimum qualifications required by the Board of candidates for election as director;

c.	determine if the candidate possesses any of the specific qualities or skills that under the Board’s policies must be possessed by one or more members of the Board;

d.	consider the contribution that the candidate can be expected to make to the overall functioning of the Board; and

e.	consider the extent to which the membership of the candidate on the Board will promote diversity among the directors.

•
It is appropriate for the Board, in its discretion, to solicit the views of the Chief Executive Officer, other members of the Company's senior management and other members of the Board regarding the qualifications and suitability of candidates to be nominated as directors.

•	In its discretion, the Board may designate one or more of its members to interview any proposed candidate.

•	Based on all available information and relevant considerations, the Board will select a candidate who, in the view of the Board, is most suited for membership on the Board.

In making its selection, the Nominating Committee will consider director candidates recommended by shareholders. In addition to the criteria for evaluation of other candidates to the Board (as listed above), the Nominating Committee may consider the size and duration of the interest of the recommending shareholder or shareholder group in the equity of the Company. The Committee may also consider the extent to which the recommending shareholder intends to continue holding its interest in the Company, including, in the case of nominees recommended for election at an annual meeting of shareholders, whether the recommending shareholder intends to continue holding its interest at least through the time of such annual meeting.

Any shareholder filing a written notice of nomination for director must describe various matters regarding the nominee and the shareholder, including such information as name, address, occupation, and shares held.  For further details on submitting shareholder proposals for director candidates, see “Shareholder Proposals” below.

Shareholder Communications with Non-Management Members of the Board

The Company’s Board of Directors has not adopted a formal process for shareholders to send communications to the independent members of the Board. Shareholders may, however, communicate with the non-management members of the Board by sending correspondence addressed to a non-management member to Sino Clean Energy Inc., Room 1605, Suite B, Zhengxin Building, No. 5, Gaoxin 1st Road, Gaoxin District, Xi’an City, Shaanxi Province, People’s Republic of China 710075.

THE BOARD RECOMMENDS A VOTE “FOR” EACH NOMINEE.

PROPOSAL 2 - RATIFICATION OF INDEPENDENT ACCOUNTANTS

The Board’s Audit Committee recommends Weinberg & Company P.A. (“Weinberg”) as the Company’s independent registered public accountants for the fiscal year ending December 31, 2009. Weinberg was the Company’s independent registered public accountants for the fiscal year ended December 31, 2008. The Board requests that shareholders ratify its selection of Weinberg as the independent auditor for the fiscal year ending December 31, 2009.

Representatives of Weinberg are not expected to be present at the 2009 annual meeting, either in person or by teleconference.

Shareholder ratification of the selection of Weinberg as the Company’s independent registered public accountants is not required by the Company’s bylaws. The Board, however, is submitting the appointment of Weinberg to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain Weinberg. Even if the appointment is ratified, the Audit Committee, in its discretion, may appoint a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

Audit Committee Report

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Audit Committee operates under a written charter approved by the Board.  The charter provides, among other things, that the Audit Committee has full authority to engage the independent auditor. The Audit Committee has, with regards to the following oversight responsibilities with respect to the audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008:

•	reviewed and discussed the audited financial statements with management;

•
discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•
received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and discussed with the independent accountant the independent accountant’s independence; and

•
based on the review and discussions referred to above, recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2008.

Respectfully submitted,

The Audit Committee of the Board of Directors

Bennet P. Tchaikovsky, Chairman of the Audit Committee

Principal Accountant Fees and Services

Weinberg served as our independent registered public accounting firm for our fiscal year ended December 31, 2008, after dismissal of our prior principal independent auditor, Yu & Associates CPA Corporation (“Yu & Associates”).  Yu & Associates performed the audit for the fiscal year ended December 31, 2007 and reviewed the Company’s unaudited financial statements through the quarter ended September 30, 2008.  The following are the services provided and the amounts billed.

Audit Fees

The aggregate fees billed by Weinberg & Company for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2008, was $Nil.

The aggregate fees billed by Yu & Associates for professional services rendered for the review of the Company’s interim financial statements for the fiscal year ended December 31, 2008, was $36,000. The aggregate fees billed by Yu & Associates for the audit of the Company’s annual financial statements and review of interim financial statements for the fiscal year ended December 31, 2007, was $125,000.

Audited-Related Fees

For the year ended December 31, 2008, there were no fees billed by Weinberg & Company for services reasonably related to the performance of the audit or review of the financial statements outside of those fees disclosed above under “Audit Fees”.

For the year ended December 31, 2007, there were no fees billed by Yu & Associates for services reasonably related to the performance of the audit or review of the financial statements outside of those fees disclosed above under “Audit Fees”.

Tax Fees

For the year ended December 31, 2008, the Company incurred no fees from Weinberg for services for tax compliance, tax advice and tax planning work.

For the year ended December 31, 2007, the Company incurred no fees from Yu & Associates for services for tax compliance, tax advice and tax planning work.

All Other Fees

For the year ended December 31, 2008 and December 31, 2007, there were no other fees billed by either Weinberg or Yu & Associates for products and services outside of those fees disclosed above under “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

Pre-Approval Policies and Procedures of the Audit Committee

Our audit committee approves the engagement of our independent auditors and is also required to pre-approve all audit and non-audit expenses.  In the year ended December 31, 2008, no audit and non-audit expenses were pre-approved by our audit committee as such committee was not formed until December 15, 2008.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WEINBERG & COMPANY, P.A. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3:   INCREASE OF AUTHORIZED STOCK

Our authorized capital currently consists of 200,000,000 shares of common stock.  As of August 10, 2009, we had 101,261,786 shares of common stock issued and outstanding.

Pursuant to the amendment we will increase the total number of authorized shares of our common stock to 300,000,000 shares.  The text of our amendment to the articles of incorporation is attached to this information statement as Appendix A.

Pursuant to the amendment to the articles of incorporation, we plan to increase the number of authorized shares of our common stock to 300,000,000 shares from 200,000,000 shares.  As of August 10, 2009, of the 200,000,000 authorized shares of the Company’s common stock, 101,261,786 shares are issued and outstanding and 98,205,923 of the authorized shares are reserved for issuance pursuant to outstanding options, warrants or convertible securities.

The Board of Directors has determined that it is in the best interest of the Company to increase the number of authorized shares to ensure that the Company has the flexibility to pursue future opportunities, including public or private offerings of shares for cash, acquisitions of other companies, pursuit of financing opportunities, stock options and other employee incentives, and other valid corporate purposes.  However, the Company currently has no plans to pursue  any specific acquisitions, issuances in connection with public or private offerings for cash, or other financing activities or to issue any of the shares should they be authorized. None of the Company’s directors or executive officers has a personal or financial interest in increasing the number of authorized shares of common stock.

The holders of our common stock are entitled to one vote for each share held of record on all matters to be voted on by shareholders. The holders of our common stock are entitled to receive such dividends, if any, as may be declared from time to time by our Board of Directors, in its discretion, from funds legally available therefor. Upon liquidation or dissolution of the Company, the holders of our common stock are entitled to receive, pro rata, assets remaining available for distribution to shareholders.  Our common stock has no cumulative voting, preemptive or subscription rights and is not subject to any future calls.  There are no conversion rights or redemption or sinking fund provisions applicable to the shares of our common stock.  All the outstanding shares of our common stock are fully paid and nonassessable.   Although the increase in the authorized number of shares of common stock will not, in and of itself, have any immediate effect on the rights of our shareholders, any future issuance of additional shares of common stock could affect our shareholders in a number of respects, including by diluting the voting power of the current holders of our common stock and by diluting the earnings per share and book value per share of outstanding shares of our common stock at such time.  In addition, the issuance of additional shares of common stock could adversely affect the market price of our common stock.  Moreover, if we issue securities convertible into common stock, the holders of our common stock may suffer significant dilution.  Our Board of Directors  believes that it is in the best interest of the Company and our shareholders to  have additional shares of common stock authorized and available for issuance or  reservation on an as-needed basis without the delay or expense of seeking  shareholder approval (unless required by law). The Board of Directors believes that it is in the best interests the Company and its shareholders to have the flexibility to raise additional capital or to pursue acquisitions to support our business plan.

The proposed increase in the authorized number of shares of common stock could have a number of effects on the Company’s shareholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, including instances where the independent shareholders of the Company favor a transaction paying an above-market premium for shares of the Company’s stock. Similarly, the issuance of additional shares to certain  persons allied with the Company’s management could have the effect of making it  more difficult to remove the Company’s current management by diluting the stock  ownership or voting rights of persons seeking to cause such removal. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

The amendment will effect a change in the number of authorized shares of our common stock. However, the amendment will not result in any change in our business, assets, liabilities or net worth (other than as a result of the costs incident to the amendment, which are immaterial). Our management, including all directors and officers, will remain the same after the amendment.

Upon the effective date of the amendment, the number of authorized shares of the Company's common stock will increase from 200,000,000 shares to 300,000,000 shares.  Shareholders need not exchange their existing stock certificates.

The full text of the amendment to the articles of incorporation is attached to this Proxy Statement as Appendix A.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION INCREASING THE AUTHORIZED NUMBER OF COMMON STOCK TO 300,000,000.

PROPOSAL 4: OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented for consideration at the 2009 annual meeting of shareholders. If any other matters are properly brought before the 2009 annual meeting of shareholders, the persons appointed as proxies will vote on such matters in accordance with their best judgment.

DIRECTORS AND EXECUTIVE OFFICERS

The following table identifies our current executive officers and directors, their ages, and respective offices and positions:

Name	Age	Positions
Baowen Ren	40	CEO, President and Chairman of the Board
Hon Wan Chan	48	Chief Financial Officer
Wenjie Zhang	37	Director
Peng Zhou	41	Director
Bennet P. Tchaikovsky	40	Director
Zidong Cao	59	Director
Yong Li	44	Director

Arrangements Involving Directors or Executive Officers

In July 2009, the Company sold approximately $11.6 million in aggregate principal amount of 10% senior secured convertible notes and warrants to purchase up to approximately 30.5 million shares of common stock in a private placement to several institutional and/or accredited investors. Mr. Li’s appointment to the Board is made pursuant to a term of the securities purchase agreement that the Company entered into in connection with the transaction, granting such investors the right to designate a member of the board of directors so long as any note is outstanding. Additionally, certain shareholders of the Company, including non-management shareholders, have entered into a voting agreement pursuant to which such shareholders agree to vote to elect Mr. Li to the Board.

Except as described above with respect to Mr. Li, there is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan, or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current board of directors. There are also no arrangements, agreements, or understandings to our knowledge between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs.

Family Relationships

There are no family relationships between or among any of our current directors, executive officers or persons nominated or charged by the Company to become directors or executive officers. There are no family relationships among our officers and directors and the officers and directors of our direct and indirect subsidiaries.

Business Experience

The business experience of the Company’s directors, including all executive officers serving as directors, is provided on page 7. The experience of the Company’s executive officers who are not also directors is described below.

Hon Wan Chan was appointed as our Chief Financial Officer on December 15, 2008. Mr. Chan is a principal of CC Alliance CPA & Co. He served as the Business Director for Texwood Group, from November 2006 to February 2008, overseeing the company’s business administration, finance and accounting, and as an in-house accountant from April 2000 to June 2005. Between his stints at Texwood Group, Mr. Chan was the Chief Financial Officer of South China Media Group from July 2005 to October 2006. Mr. Chan holds a masters degree in accountancy from the Hong Kong Polytechnic University, and a bachelor’s degree in economics from Macquarie University in Australia. He is an associate member of both The Institute of Chartered Accountants in Australia and The Hong Kong Institute of Certified Public Accountants.

Legal Proceedings

None of our directors or executive officers has, during the past five years:

(a)
 Had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(b)	Been convicted in a criminal proceeding or subject to a pending criminal proceeding;

(c)
 Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities; and

(d)
 Been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Compliance with Section 16(a) of the Exchange Act

Based solely on review of the copies of such forms furnished to the Company, or written representations that no reports were required, the Company believes that for the year ended December 31, 2008, our directors and executive officers complied with Section 16(a) filing requirements applicable to them, except that Mr. Hon Wan Chan, Mr. Bennet Tchaikovsky and Dr. Zidong Cao did not file their Form 3s or Form 5s in connection with transactions that occurred during 2008.

Director Independence

Our board of directors has determined that it currently has four members who qualify as "independent" as the term is used in Item 407 of Regulation S-K as promulgated by the SEC and Nasdaq’s Listing Rule 5605(a)(2).  The independent directors are Bennet P. Tchaikovsky, Wenjie Zhang, Zidong Cao and Yong Li.  All of the members of our Audit Committee qualify as independent.  All of the members of each of our Nominating and Compensation Committees also qualify as independent.

Code of Ethics

On December 15, 2008, we adopted a code of ethics that applies to our officers, directors and employees, including our chief executive officer, senior executive officers, principal accounting officer, and other senior financial officers. Our code of ethics is available on our website at www.sinocei.net. A copy of our code of ethics will also be provided to any person without charge, upon written request sent to us at our offices located at Room 1605, Suite B, Zhengxin Building, No. 5, Gaoxin 1st Road, Gaoxin District, Xi’an, Shaanxi Province, People’s Republic of China 710075.

Indemnification of Officers and Directors

We are a Nevada corporation, and accordingly, we are subject to the corporate laws under the Nevada Revised Statutes. Pursuant to our articles of incorporation and Nevada’s Revised Business Statutes, our bylaws contain the following indemnification provision for our directors and officers:

“The corporation shall indemnify directors, officers, employees, and agents of the corporation to the extent required by the Nevada Revised Statutes and shall indemnify such individuals to the extent permitted by the Nevada Revised Statutes. The corporation may purchase and maintain liability insurance, or make other arrangements for such obligations or otherwise, to the extent permitted by the Nevada Revised Statutes.”

Such indemnification provision may be sufficiently broad to permit indemnification of our executive officers and directors for liabilities (including reimbursement of expenses incurred) arising under the Securities Act. We do not currently carry directors’ and officers’ liability insurance covering our directors and officers, but we have plans to do so. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. No pending material litigation or proceeding involving our directors, executive officers, employees or other agents as to which indemnification is being sought exists, and we are not aware of any pending or threatened material litigation that may result in claims for indemnification by any of our directors or executive officers.

DIRECTOR AND EXECUTIVE COMPENSATION

Summary of Compensation

The following summary compensation table indicates the cash and non-cash compensation earned for years ended December 31, 2008 and 2007 by our Chief Executive Officer and each of our other two highest paid executives, whose total compensation exceeded $100,000 (if any) for the years ended December 31, 2008 and 2007.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($) (2)	Bonus ($)	Stock Awards ( $)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ( $)	Total ($)
Baowen Ren,	2008	15,282	-0-	-0-	-0-	-0-	-0-	-0-	15,282
current CEO (1)	2007	5,600	-0-	-0-	-0-	-0-	-0-	-0-	5,600

(1)	Mr. Ren received no other form of compensation in the years shown, other than the salary set forth in this table.

(2)
Mr. Ren’s compensation for the years shown was paid in RMB which, for reporting purposes, has been converted to U.S. dollars at the conversion rate of 7.0671 RMB to one U.S. dollar for 2008 and 7.58 RMB to one U.S. dollar for 2007.

Employment Agreements, Termination of Employment and Change-in-Control Arrangements with our Executive Officers

Except as described below, we currently have no employment agreements with any of our executive officers, nor any compensatory plans or arrangements resulting from the resignation, retirement or any other termination of any of our executive officers, from a change-in-control, or from a change in any executive officer’s responsibilities following a change-in-control.

Employment Agreement with Hon Wan Chan

On December 15, 2008, we entered into an employment agreement with Mr. Chan for a term of one year with an annualized compensation of 180,000 Renminbi (“RMB”). Under the terms of the employment agreement, the Company also agreed to grant him an option to purchase shares of the Company’s common stock pursuant to a non-qualified stock option agreement. Mr. Chan is also entitled to reimbursement of reasonable business expenses incurred in connection with his employment. The Company may terminate the employment agreement for cause or if Mr. Chan becomes disabled or dies. The employment agreement may also be terminated by the Company or Mr. Chan upon a 30-day written notice. The employment agreement contains certain restrictive covenants applicable during his employment and thereafter preventing both competition with the Company and disclosure of the Company’s confidential information.

Concurrently with the employment agreement, we granted Mr. Chan an option to purchase up to 100,000 shares of the Company’s common stock pursuant to a non-qualified stock option agreement, at an exercise price equal to the last reported sale price per share in the over-the-counter market on the grant date. The option is exercisable for a period of two years from the grant date, unless Mr. Chan’s employment is terminated. If the termination arises from Mr. Chan’s disability or death, the option is exercisable for up to a period of 12 months following the disability or death; and if we terminate Mr. Chan’s employment for cause, the option is terminated immediately. For any other termination, the option is exercisable for up to 3 months following such termination. With respect to shares of common stock that Mr. Chan acquires from exercise of the option, the Company has a 30-day right of first refusal if Mr. Chan proposes to dispose them in any manner.

Outstanding Equity Awards at Fiscal Year-End

With the exception of Mr. Hon Wan Chan, our current Chief Financial Officer, there are no unexercised options, unvested stock awards or equity incentive plan awards for any of the above-named executive officers outstanding as of December 31, 2008. Pursuant to the terms of his employment agreement, we granted Mr. Chan an option to purchase up to 100,000 shares of the Company’s common stock for a period of two years, The option was not granted, and the shares that the option is exercisable for will not issued pursuant to, any equity incentive plans in effect. The fair value of the option granted to Mr. Chan, $8,000, was charged to compensation at the grant date.

Compensation of Directors

The following director compensation disclosure reflects all compensation awarded to, earned by or paid to the directors below for the year ended December 31, 2008.

DIRECTOR COMPENSATION TABLE
Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Baowen Ren (1)	2008	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Peng Zhou (1)	2008	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Wenjie Zhang (1)	2008	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Bennet Tchaikovsky (2)	2008	2,377	-0-	-0-	-0-	-0-	-0-	2,377
Zidong Cao (3)	2008	-0-	-0-	-0-	-0-	-0-	-0-	-0-

(1)
These persons became our directors in connection with the share exchange transaction (described in the Description of Business above under the heading "Corporate Organization and History") that closed on October 20, 2006. We do not have any compensation arrangements with these directors.

(2)
Mr. Tchaikovsky was appointed to our board of directors effective December 15, 2008, and is entitled to receive annual compensation of $39,000 for his services rendered as a director, as well as chairman of the audit committee and member of the compensation and nominating committees.

(3)
Dr. Cao was appointed to our board of directors effective December 15, 2008, and is entitled to receive annual compensation of $10,000 for his services rendered as a director, as well as member of the audit, compensation and nominating committees.

There were no stock or option awards issued to any directors and outstanding as of December 31, 2008.

Director Agreements

In connection with the appointments of Mr. Tchaikovsky, Dr. Cao and Mr. Yong Li to our board of directors, we entered into agreements with each of them as follows:

Under the agreement with Mr. Tchaikovsky, in addition to duties as a director, he will serve as chairman of the audit committee as well as member of the compensation committee and/or the nominating committee, for annual compensation of $39,000. We have also agreed to include Mr. Tchaikovsky under a directors and officers insurance policy. Additionally, we entered into a separate indemnification agreement with Mr. Tchaikovsky pursuant to which we have agreed to indemnify Mr. Tchaikovsky against any expense, liability, or loss paid or incurred in connection with any event relating to his directorship.

Under the agreement with Dr. Cao, in addition to duties as a director, he will serve on the audit committee, compensation committee and the nominating committee as a member, for annual compensation of $10,000. We have also agreed to include Dr. Cao under a directors and officers insurance policy.

Under the agreement with Mr. Li, in addition to duties as a director, he will serve as member of the compensation and nominating committees, for annual compensation of $39,000. We have also agreed to include Mr. Li under a directors and officers insurance policy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our common stock beneficially owned on August 10, 2009, for (i) each stockholder known to be the beneficial owner of 5% or more of our outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.  Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of August 10, 2009 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person. To the best of our knowledge, subject to community and martial property laws, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted.

Title of Class	Name and Address of Beneficial Owners (1)	Amount of Beneficial Ownership	Percent of Class (2)

Common Stock	Baowen Ren, Director and Chief Executive Officer (3)	32,728,541	32.3%
Common Stock	Hon Wan Chan, Chief Financial Officer (4)	100,000	* %
Common Stock	Peng Zhou, Director	7,500,000	7.4%
Common Stock	Wenjie Zhang, Director	202	* %
Common Stock	Bennet P. Tchaikovsky, Director (5)	-0-	0%
Common Stock	Zidong Cao, Director (6)	-0-	0%
Common Stock	Yong Li, Director (7)	21,710,526	21.4%
Common Stock	Investwide LLC (7)	5,921,052	5.8%
Common Stock	Investwide Capital LLC (7)	15,789,474	15.6%
Common Stock	Corey Mitchell (8)	10,657,895	10.5%
Common Stock	Trillion Growth China LP (8)	10,263,158	10.1%
Common Stock	Jayhawk Private Equity Fund II, L.P. (9)	7,894,737	7.8%
Common Stock	Paradigm Portfolio Management Corp. (10)	24,750,000	24.4%
Common Stock	All officers and directors as a group (7 total)	62,039,269	61.3%
__________
* less than 1%

(1)
Unless otherwise noted, the address for each of the named beneficial owners is: Room 1605, Suite B, Zhengxin Building, No. 5, Gaoxin 1st Road, Gaoxin District, Xi’an, Shaanxi Province, People’s Republic of China.

(2)	Unless otherwise noted, the number and percentage of outstanding shares of our common stock is based upon 101,261,786 shares outstanding as of August 10, 2009.

(3)	Includes 4,736,842 shares underlying 10% senior secured convertible notes and warrants which are convertible and exercisable within 60 days of August 10, 2009.

(4)	Mr. Chan’s address is: Flat F, 26/Floor, Block 1, Tung Chung Crescent, Tung Chung, N.T., Hong Kong.

(5)	Mr. Tchaikovsky’s address is: 6571 Morningside Drive, Huntington Beach, CA 92648.

(6)	Dr. Cao’s address is: 28 West Xianning Road, Xi'an, Shaanxi Province, People's Republic of China.

(7)
The address of Mr. Li, Investwide LLC and Investwide Capital LLC is: 110 Wall Street, 11th Floor, New York, NY 10005. Includes 21,710,526 shares in the aggregate underlying 10% senior secured convertible notes and warrants held by Investwide LLC and Investwide Capital LLC which are convertible and exercisable within 60 days of August 10, 2009. Because Investwide LLC and Investwide Capital LLC share common control, they are deemed affiliates of each other. Mr. Li is the natural person who has voting power and the power to sell, transfer or otherwise dispose of the notes and warrants, as well as the underlying shares of common stock thereto.

(8)
The address of Mr. Mitchell and Trillion Growth China LP is: 1000, 888-3rd Street S.W., Calgary, AB T2P 5C5. Includes 10,657,895 shares in the aggregate underlying 10% senior secured convertible notes and warrants held by Mr. Mitchell and Trillion Growth China LP which are convertible and exercisable within 60 days of August 10, 2009. Mr. Mitchell is the natural person who has voting power and the power to sell, transfer or otherwise dispose of the notes and warrants, as well as the underlying shares of common stock thereto.

(9)
The address of Jayhawk Private Equity Fund II, L.P. is: 5410 West 61st Place, Suite 100, Mission KS 66205. Includes 7,894,737 shares underlying 10% senior secured convertible notes and warrants which are convertible and exercisable within 60 days of August 10, 2009.

(10)
The address of Paradigm Portfolio Management Corp. is: 300-110 21st Street E., Saskatoon, SK 57K 0B6. Includes 24,750,000 shares underlying 10% senior secured convertible notes and warrants which are convertible and exercisable within 60 days of August 10, 2009.

Change in Control

To the knowledge of management, there are no present arrangements or pledges of securities of our company that may result in a change of control of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Contractual Arrangements with Suo’ang BST and its Stockholders

PRC law currently limits foreign equity ownership of Chinese companies.  To comply with these foreign ownership restrictions, we operate our business in China through a series of contractual arrangements with Shaanxi Suo’ang Biological Science & Technology Co., Ltd. (“Suo’ang BST”) and its majority stockholders, which give us the ability to substantially influence Suo’ang BST’s daily operations and financial affairs, appoint its senior executives and approve all matters requiring shareholder approval.

Related party receivables and payables

Amount payable to a director as of December 31, are summarized as follows:
	March 31,	December 31,
	2009 (Unaudited)	2008	2007
Amount due to a director:
Mr. Peng Zhou, also a former minority shareholder of Suo’ang New Energy	$-	$395,049	$8,527
Mr. Baowen Ren, who is also our Chief Executive Officer	70,000	70,000	-

	70,000	465,049	8,527

The amounts due to Mr. Zhou and Mr. Wen are advances from them to Suo’ang BST to facilitate its operations. The amounts are interest free and unsecured and have no fixed repayment date.

Sale of leasehold properties

On June 13, 2006, the Company agreed with a company which is controlled by a shareholder of the Company to sell certain of the Company’s leasehold properties, with a book value of $2,417,000, to a company controlled by a shareholder of the Company for approximately $2,450,000.  The Company has recorded the transaction under the deposit method, and as of December 31, 2007, $1,507,000 was received and recorded as deposit.  The sale was completed on July 9, 2008, and a gain of $33,069 on sale of the leasehold properties was recorded.

Acquisition of minority interest

On June 30, 2008, the Company entered into a Securities Purchase Agreement with Mr. Peng Zhou, who is one of our directors, to acquire his 20% equity ownership interest in Suo’ang New Energy. Pursuant to the terms of our agreement with Mr. Zhou, he transferred the 20% to Hangson, our wholly owned subsidiary, in exchange 7,500,000 shares of common stock. Additionally, Mr. Zhou agreed to waive any and all right he may have to any distributions and/or payments from Suo’ang New Energy beginning January 1, 2008.

In July 2009, the Company sold approximately $11.6 million in aggregate principal amount of 10% senior secured convertible notes and warrants to purchase up to approximately 30.5 million shares of common stock in a private placement to several institutional and/or accredited investors. Both Investwide LLC and Investwide Capital LLC, of which one of our directors, Mr. Yong Li, is a partner, participated in the transaction, purchasing $2.75 million of the notes and warrants in the aggregate.

Other than the transactions described above or otherwise set forth in any reports filed by the Company with the SEC, since our last fiscal year we have not been a party to any transaction, proposed transaction, or series of transactions in which the amount exceeded $120,000, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holder, or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest.

GENERAL INFORMATION

Shareholder Proposals

Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company’s 2010 annual meeting of shareholders and which such shareholders desire to have included in the Company’s proxy materials relating to such meeting must be received by the Company at its corporate offices within a reasonable time before the company begins to print and send its proxy materials. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

Any shareholder filing a written notice of nomination for director must describe various matters regarding the nominee and the shareholder, including such information as name, address, occupation, and shares held. Any shareholder filing a notice to bring other business before a shareholder meeting must include in such notice, among other things, a brief description of the proposed business and the reasons for the business, and other specified matters. Copies of those requirements will be forwarded to any shareholder upon written request.

Solicitation

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, and mailing of this proxy statement, the proxy card, and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or other regular employees of the Company. No additional compensation will be paid to directors, officers, or other regular employees for such services.

Form 10-K – Annual Report

Enclosed herewith is the Company’s Annual Report on Form 10-K for our fiscal year ended December 31, 2008. Additional copies may be requested in writing. Such requests should be submitted to Mr. Baowen Ren, Chief Executive Officer, Sino Clean Energy, Inc., Room 1605, Suite B, Zhengxin Building, No. 5, Gaoxin 1st Road, Gaoxin District, Xi’an, Shaanxi Province, People’s Republic of China 710075. Exhibits to the Form 10-K will also be provided upon specific request. The materials will be provided without charge.

* * * * *

Appendix A

Amendment to the Articles of Incorporation

ARTICLE SIX is hereby deleted in its entirety and the following ARTICLE SIX is substituted in lieu hereof:

“The amount of the total authorized capital stock of this corporation is Three Hundred and Fifty Million (350,000,000) shares with a par value of $0.001 per share, amounting to Three Hundred and Fifty Thousand Dollars ($350,000), which capital stock shall include Three Hundred Million (300,000,000) authorized shares of Common Stock with a par value of $0.001 per share, and Fifty Million (50,000,000) authorized shares of Preferred Stock with a par value of 0.001 per share.

Such stock may be issued from time to time without action by the stockholders for such consideration as may be determined, from time to time, by the Board of Directors of the corporation (“Board of Directors”) and such shares so issued shall be deemed fully paid stock, and the holders of such stock shall not be liable for any further payments.

The shares of the corporation’s Preferred Stock may be issued from time to time in one or more series.  The Board of Directors of the corporation is expressly authorized to provide for the issuance of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter, for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares (a “Preferred Stock Designation”) and as may be permitted by the Nevada Revised Statutes.  The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.  In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.”

PROXY

SINO CLEAN ENERGY INC.
Room 1605, Suite B, Zhengxin Building
No.5, Gaoxin 1st Road, Gaoxin District
Xi’an, Shaanxi Province, People’s Republic of China 710075
Telephone: (8629) 8406-7376
Facsimile (8629) 8406-7375

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF THE SHAREHOLDERS
MONDAY, SEPTEMBER 21, 2009

The undersigned shareholder of Sino Clean Energy Inc. (the “Company”) hereby appoints Baowen Ren as the attorney and proxy of the undersigned, with the powers the undersigned would possess if personally present, and with power of substitution, as proxy to represent the undersigned at the annual meeting of shareholders of Sino Clean Energy Inc. to be held at 10:00 am, Xi’an local time, on Monday, September 21, 2009 at the Company’s offices at Room 1605, Suite B, Zhengxin Building, No. 5, Gaoxin 1st Road, Gaoxin District, Xi’an City, Shaanxi Province, People’s Republic of China 710075, and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on all subjects that may properly come before the meeting, including the matters set forth on the reverse side hereof that are further described in the Proxy Statement furnished herewith.

THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE SIX DIRECTOR NOMINEES, VOTED FOR THE RATIFICATION OF THE APPOINTMENT OF WEINGERG & COMPANY, AND VOTED FOR THE INCREASE IN AUTHORIZED SHARES.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders(s). If no direction is made, this proxy will be voted “FOR” the election of six directors to serve until the 2010 annual meeting of shareholders, voted “FOR” the ratification of the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the Company’s 2009 fiscal year, and voted “FOR” the approval of the amendment of the articles of incorporation to increase the authorized common stock from 200,000,000 to 300,000,000. This proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH AND HEREBY RATIFIES ALL THAT THE SAID ATTORNEYS AND PROXIES MAY DO BY VIRTUE HEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE CONTINUED AND TO BE SIGNED ON REVERSE SIDE.

Vote Processing
c/o Broadridge
51 Mercedes Way
Edgewood, NY 11717
VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTING AT THE MEETING

Shareholders of record who would like to vote at the meeting must present this proxy card together with government issued photo identification. The photo identification must match the name that was issued on the stock certificate and will be verified against the shareholder list issued by the transfer agent as at the date of record. For joint shareholders of record, all parties must be present at the meeting with identification.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SINO CLEAN ENERGY INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3

	For	Against	Abstain
1. ELECTION OF DIRECTORS

NOMINEES

1a. Baowen Ren	☐	☐	☐

1b. Wenjie Zhang	☐	☐	☐

1c. Peng Zhou	☐	☐	☐

1d. Bennet P. Tchaikovsky	☐	☐	☐

1e. Zidong Cao	☐	☐	☐

1f. Yong Li	☐	☐	☐

	For	Against	Abstain
2. RATIFICATION OF AUDITORS

To ratify the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the Company’s 2009 fiscal year.	☐	☐	☐

	For	Against	Abstain
3. INCREASE OF AUTHORIZED SHARES

To approve an amendment of the articles of incorporation that increases the number of authorized shares of our common stock from 200,000,000 shares to 300,000,000.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting or any adjournment or continuation thereof.

Note: Please mark, date and sign this proxy card and return it in the enclosed envelope. Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach notarized evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.

Please indicate if you plan to attend this meeting     ☐ Yes     ☐ No

Signature	Date	Joint Signature	Date